      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Steven Vestergaard, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of Destiny Media Technologies, Inc. for the quarterly period ended February 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Destiny Media Technologies, Inc.


                                     By:     /s/ Steven Vestergaard
                                             -----------------------------------

                                     Name:   STEVEN VESTERGAARD

                                     Title:  Chief Executive Officer
                                             and Chief Financial Officer

                                     Date:   April 14, 2003